SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2009
ViaSat, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-21767 (Commission File No.)	33-0174996 (I.R.S. Employer Identification No.)
6155 El Camino Real
Carlsbad, California 92009
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (760) 476-2200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by ViaSat, Inc. (“ViaSat”) on December 18, 2009 (the “Initial 8-K”) to include the consolidated financial statements of WildBlue Holding, Inc. (“WildBlue”) required by Item 9.01 of Form 8-K with respect to the merger (the “Merger”) of a wholly owned subsidiary of ViaSat with and into WildBlue, with WildBlue as the surviving corporation and a wholly owned subsidiary of ViaSat. In connection with the Merger, all outstanding WildBlue debt was fully paid and discharged.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
     The independent auditor’s report, the consolidated balance sheets of WildBlue as of December 31, 2008, December 31, 2007 and September 30, 2009, the consolidated statements of operations and cash flows of WildBlue for each of the years ended December 31, 2008, December 31, 2007 and December 31, 2006 and the nine months ended September 30, 2009 and September 30, 2008, the consolidated statements of stockholders’ equity and comprehensive income of WildBlue for each of the years ended December 31, 2008, December 31, 2007 and December 31, 2006 and the nine months ended September 30, 2009, and the notes related thereto, are filed herewith as Exhibit 99.1.
(b) Pro Forma Financial Information.
     The pro forma financial information required by this Item with respect to the Merger will be furnished as soon as practicable, and in any event not later than 71 days after the date on which the Initial 8-K was required to be filed.
(d) Exhibits.

Exhibit
Number	Description of Exhibit
23.1	Consent of KPMG LLP.

99.1	Independent auditor’s report, consolidated balance sheets of WildBlue Holding, Inc. as of December 31, 2008, December 31, 2007 and September 30, 2009, consolidated statements of operations of WildBlue Holding, Inc. for each of the years ended December 31, 2008, December 31, 2007 and December 31, 2006 and the nine months ended September 30, 2009 and September 30, 2008, consolidated statements of stockholders’ equity and comprehensive income of WildBlue Holding, Inc. for each of the years ended December 31, 2008, December 31, 2007 and December 31, 2006 and the nine months ended September 30, 2009, consolidated statements of cash flows of WildBlue Holding, Inc. for each of the years ended December 31, 2008, December 31, 2007 and December 31, 2006 and the nine months ended September 30, 2009 and September 30, 2008, and the notes related thereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASAT, INC.
Date: January 7, 2010	By:	/s/ Ronald G. Wangerin
		Name:	Ronald G. Wangerin
		Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
23.1	Consent of KPMG LLP.

99.1	Independent auditor’s report, consolidated balance sheets of WildBlue Holding, Inc. as of December 31, 2008, December 31, 2007 and September 30, 2009, consolidated statements of operations of WildBlue Holding, Inc. for each of the years ended December 31, 2008, December 31, 2007 and December 31, 2006 and the nine months ended September 30, 2009 and September 30, 2008, consolidated statements of stockholders’ equity and comprehensive income of WildBlue Holding, Inc. for each of the years ended December 31, 2008, December 31, 2007 and December 31, 2006 and the nine months ended September 30, 2009, consolidated statements of cash flows of WildBlue Holding, Inc. for each of the years ended December 31, 2008, December 31, 2007 and December 31, 2006 and the nine months ended September 30, 2009 and September 30, 2008, and the notes related thereto.